Summary Prospectus	February 1, 2026
AMG Boston Common Global Impact Fund

Class I: BRWIX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at https://wealth.amg.com/literature. You can also get this information at no cost by calling 1-800-548-4539 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated February 1, 2026, as revised or supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment Objective
AMG Boston Common Global Impact Fund (the "Fund") seeks long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fee	0.73%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.95%
Fee Waiver and Expense Reimbursements[1]	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	0.93%
1AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least February 1, 2027, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.93% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The first year of each amount shown in the Example reflects the Fund’s contractual expense limitation through February 1, 2027. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$95	$301	$524	$1,165
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund had a portfolio turnover rate of 61% of the average value of its portfolio.
Principal Investment Strategies
Boston Common Asset Management, LLC (“Boston Common” or the “Subadviser”) seeks to preserve and build capital over the long term through investing in a diversified portfolio of global equity securities. Equity securities include, but are not limited to, common stocks, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Subadviser evaluates financial and sustainability criteria in seeking to identify companies that provide products or services enabling solutions that positively impact society and address sustainability challenges globally, as determined by Boston Common, with reference in part to the United Nations’ Sustainable Development Goals (“SDGs”). The Fund generally seeks to invest in companies having a market capitalization of $2 billion or more at the time of purchase.
Under normal circumstances, the Fund invests at least 40% (or if conditions are not favorable, in the view of Boston Common, at least 30%) of its net assets in investments economically tied to countries other than the U.S., and the Fund will hold investments economically tied to a minimum of three countries other

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AMG Boston Common Global Impact Fund SUMMARY PROSPECTUS

than the U.S. The Fund considers an investment to be economically tied to a country other than the U.S. if it provides investment exposure to a non-U.S. issuer. The Fund considers a company to be a non-U.S. issuer if (i) it is organized outside the U.S. or maintains a principal place of business outside the U.S., (ii) its securities are traded principally outside the U.S., or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed outside the U.S. or it has at least 50% of its assets outside the U.S. The Fund may invest in securities of issuers located in any country outside the U.S., including developed and emerging market countries.
The Subadviser selects stocks through bottom-up, fundamental research, while maintaining a disciplined approach to valuation and risk analysis. The Subadviser seeks companies with sound governance and a history of responsible financial management that it believes are capable of consistent, visible profitability over a long-term period. The Fund seeks to invest in companies that the Subadviser believes are operating successfully in economic sectors with superior end-market growth or are beneficiaries of broader sector themes the Subadviser has identified, but that the Subadviser judges to be trading at discounts to their intrinsic value. The Subadviser integrates sustainability criteria into the stock selection process and applies its sustainability criteria to each potential investment. The Subadviser prefers firms that seek to work toward at least one of the SDGs with innovative approaches to environmental or social challenges through their products and services, as well as their policies or practices.
The Subadviser believes that evaluating a company’s contributions to areas such as climate change, water scarcity, human rights, and labor practices requires a nuanced, judgment-based approach. The Subadviser uses criteria that are industry-specific and evaluates each company in relation to its peers. The Subadviser typically seeks companies with a superior record on environmental, social, and governance (“ESG”) issues as determined by the Subadviser, as well as a commitment to good standards and compliance. The Subadviser also seeks to invest in companies that it believes recognize the effect of their supplier standards on vendors’ practices and work to improve practices in their supply chains. Conversely, the Subadviser looks to avoid companies that it views as egregious violators of regulations; those that appear to exhibit a pattern of negligence on ESG issues; and those that have a deteriorating record on measurable conduct in these areas.
The Fund may invest in companies that do not yet meet the Subadviser’s sustainability criteria in all areas if they meet the Subadviser’s comprehensive ESG guidelines and if, in the judgment of the Subadviser, they have made or seek to make meaningful positive contributions to ESG issues (including those described by the SDGs) through their products and services and/or policies and practices. In such cases, the Fund may exercise its rights as a shareholder to practice constructive engagement and encourage management to adopt more responsible policies.
The Subadviser employs active shareowner engagement to raise ESG issues with the management of select portfolio companies. Through this effort, the Subadviser seeks to encourage company management teams toward greater transparency, accountability, disclosure, and commitment to ESG issues.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Emerging Markets Risk—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
ESG Investing Risk—because applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than financial

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AMG Boston Common Global Impact Fund SUMMARY PROSPECTUS

performance, the Fund’s investment returns may underperform funds that do not incorporate ESG factors into their investment process. The incorporation of ESG criteria into the investment process may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will improve the financial performance of the Fund or reflect the beliefs or values of any particular investor. ESG standards differ by region and industry, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time. The Subadviser’s evaluation of a company also may be dependent on the availability of timely, complete and accurate ESG data reported by issuers and/or third party data providers. Different methodologies may be used by the various issuers and third party sources that provide ESG data, and such ESG data often lacks standardization, consistency and transparency.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Mid-Capitalization Stock Risk—Although the Fund may invest in securities in any capitalization range, securities of mid-capitalization companies may pose additional risks. The stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Political Risk—changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the information technology sector may comprise a significant portion of the Fund’s portfolio. The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions.
Small-Capitalization Stock Risk—although the Fund may invest in securities in any capitalization range, securities of small-capitalization companies may pose additional risks. The stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
As of March 19, 2021, Boston Common was appointed as subadviser to the Fund and the Fund changed its name to “AMG Boston Common Global Impact Fund,” adopted its current investment strategies, including beginning to use sustainability criteria as part of the Fund’s investment selection process, and began comparing its performance to the MSCI ACWI Index. The Fund’s performance information for periods prior to March 19, 2021 reflects the Fund’s investment strategy that was in effect at that time and would have been different had the Fund’s current investment strategy been in effect.
Effective February 27, 2017, outstanding Class S shares (formerly shares of the Fund’s sole share class, which were reclassified and redesignated as Class S shares on October 1, 2016) were renamed Class I shares.
To obtain updated performance information, please visit wealth.amg.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/25 (Class I)

Best Quarter: 23.74% (2nd Quarter 2020)
Worst Quarter: -19.78% (4th Quarter 2018)

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AMG Boston Common Global Impact Fund SUMMARY PROSPECTUS

Average Annual Total Returns as of 12/31/25
AMG Boston Common Global Impact Fund	1 Year	5 Years	10 Years
Class I Return Before Taxes	21.16%	4.18%	10.03%
Class I Return After Taxes on Distributions	20.95%	1.32%	7.92%
Class I Return After Taxes on Distributions and Sale of Fund Shares	12.68%	2.11%	7.51%
MSCI ACWI Index (reflects no deduction for fees, expenses, or taxes)	22.34%	11.19%	11.72%
After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
Boston Common Asset Management, LLC
Portfolio Managers
Praveen Abichandani, CFA
Portfolio Manager/Global Analyst of Boston Common;
Portfolio Manager of the Fund since March 2021.
Matt Zalosh, CFA
Portfolio Manager/Global Analyst of Boston Common;
Portfolio Manager of the Fund since March 2021.
Liz Su, CFA
Portfolio Manager/Global Analyst of Boston Common;
Portfolio Manager of the Fund since March 2021.
Kim Ryan, CFA
Portfolio Manager/Global Analyst of Boston Common;
Portfolio Manager of the Fund since March 2025.
Buying and Selling Fund Shares
Initial Investment Minimum
Class I
Regular Account: $2,000
Individual Retirement Account: $1,000
Additional Investment Minimum
Class I (all accounts): $100
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly from or to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at wealth.amg.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 534426
Pittsburgh, PA 15253-4426
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is through an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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